Exhibit 12.2
CERTIFICATION PURSUANT TO SECTION 302(a) OF THE SARBANES-OXLEY
ACT OF 2002
I, Graham P. Shuttleworth, certify that:

1.	I have reviewed this annual report on Form 20-F of Randgold Resources Limited; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: April 18, 2011

/s/ Graham P. Shuttleworth
Graham P. Shuttleworth
Chief Financial Officer